UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. ______ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12


                      TANGER FACTORY OUTLET CENTERS, INC.
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the dae of its filing.

1)   Amount Previously Paid:

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4)   Date Filed:

                       TANGER FACTORY OUTLET CENTERS, INC.

                        3200 NORTHLINE AVENUE, SUITE 360
                        GREENSBORO, NORTH CAROLINA 27408
                               PHONE: 336-292-3010
                       E-MAIL: tangermail@tangeroutlet.com
                                    NYSE: SKT
                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           to be held on May 14, 2004

Dear Shareholders:

          On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Shareholders of Tanger Factory Outlet Centers, Inc. to be held on Friday, May 14, 2004 at 10 o'clock a.m. at the O. Henry Hotel, 624 Green Valley Road, Greensboro, North Carolina, (336) 854-2000, for the following purposes:

               1.   To elect directors to serve for the ensuing year;

               2. To ratify the Amended and Restated Incentive Award Plan (the "Incentive Award Plan") in order to add restricted shares and other share-based grants to the plan, to reflect the merger of the unit option plan of the Operating Partnership (the " Unit Option Plan") into the plan and to amend the plan in certain other respects;

               3. To ratify the increase, from 2,250,000 to 3,000,000, in the aggregate number of Common Shares which may be issued under the Incentive Award Plan; and ,

               4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          Only common shareholders of record at the close of business on March 31, 2004, will be entitled to vote at the meeting or any adjournment(s) thereof.

          Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Proxy Statement. Our 2003 Annual Report for the year ended December 31, 2003 is also enclosed.

          It is important that your shares be represented at the 2004 Annual Meeting regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying envelope. This will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.


                                   Sincerely,



                                   Stanley K. Tanger
                                   Chairman of the Board and
                                   Chief Executive Officer

April 12, 2004

                       TANGER FACTORY OUTLET CENTERS, INC.

                        3200 NORTHLINE AVENUE, SUITE 360
                        GREENSBORO, NORTH CAROLINA 27408
                               PHONE: 336-292-3010
                       E-MAIL: tangermail@tangeroutlet.com
                                    NYSE: SKT

                                  ------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                           to be held on May 14, 2004

                               GENERAL INFORMATION

          The Board of Directors of Tanger Factory Outlet Centers, Inc. (NYSE:SKT), a self-administered and self-managed real estate investment trust, referred to as a REIT, is soliciting your proxy for use at the Annual Meeting of Shareholders of the Company to be held on Friday, May 14, 2004.

           Unless the context indicates otherwise, the term "Company" refers to Tanger Factory Outlet Centers, Inc., the term "Board" refers to our Board of Directors, the term "meeting" refers to the Annual Meeting of Shareholders of the Company to be held on May 14, 2004, and the term "Operating Partnership" refers to Tanger Properties Limited Partnership. Our factory outlet centers and other assets are held by, and all of our operations are conducted by, the Operating Partnership. Accordingly, the descriptions of our business, employees and properties are also descriptions of the business, employees and properties of the Operating Partnership. The terms "we", "our" and "us" refer to the Company or the Company and the Operating Partnership together, as the text requires.

          The proxy materials are being mailed on or about April 12, 2004 to holders of record of our common shares, par value $.01 per share (the "Common Shares"), on March 31, 2004. Any shareholder who does not receive a copy of the proxy materials may obtain a copy at the meeting or by contacting Rochelle Simpson, Secretary of our Company (phone number: 336-834-6836). Our principal executive offices are located at 3200 Northline Avenue, Suite 360, Greensboro, North Carolina 27408.

Date, Time and Place

          We will hold the meeting on Friday, May 14, 2004 at 10 o'clock a.m. at the O. Henry Hotel, 624 Green Valley Road, Greensboro, North Carolina, (336) 854-2000, subject to any adjournments or postponements.

Who Can Vote; Votes per share

          All holders of record of the Common Shares as of the close of business on the record date, March 31, 2004, are entitled to attend and vote at the meeting. The outstanding Common Shares are the only class of securities entitled to vote at the meeting. Each Common Share entitles the holder thereof to one vote. At the close of business on March 19, 2004, 13,452,203 Common Shares were issued and outstanding.

How to Vote

          Common Shares represented by a properly executed proxy will be voted as directed on the proxy card. To be voted, proxies must be filed with the Secretary of the Company prior to voting.

          If your Common Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those Common Shares and you have the right to instruct your broker, bank or other nominee how to vote on your behalf. Brokerage firms and other nominees have the authority, under New York Stock Exchange rules at the time of this Proxy Statement, to vote Common Shares for the beneficial owner on certain "routine" matters for which you do not provide voting instructions. The election of directors is considered a routine matter and where no specification is made on the properly executed and returned form of proxy, the shares will be voted FOR the election of all nominees for director. The proposals for (1) the ratification of the Amended and Restated Incentive Award Plan and (2) the ratification of the increase, from 2,250,000 to 3,000,000, in the aggregate number of the Company's Common Shares that may be issued under the Incentive Award Plan, are not considered "routine" under the applicable rules. When a proposal is not a routine matter and the broker or nominee has not received specific voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm or nominee cannot vote FOR or AGAINST the proposal for the beneficial owner. This is called a "broker non-vote".

Quorum and Voting Requirements

          Under the Company's By-Laws and North Carolina law, Common Shares represented at the meeting by proxy for any purpose will be deemed present for quorum purposes for the remainder of the meeting. Directors will be elected by the vote of a plurality of the votes cast by the Common Shares entitled to vote in the election, provided that a quorum is present. Accordingly, Common Shares which are present at the meeting for any other purpose but which are not voted in the election of directors will not affect the election of the candidates receiving a plurality of the votes cast by the Common Shares entitled to vote in the election at the meeting. All other proposals to come before the meeting require a plurality of the votes cast regarding the proposal. Accordingly, abstentions, broker non-votes and Common Shares which are present at the meeting for any other purpose but which are not voted on a particular proposal will not affect the outcome of the vote on the proposal unless the North Carolina Business Corporation Act requires that the proposal be approved by a greater number of affirmative votes than a plurality of the votes cast.

Revocation of Proxies

          You may revoke your proxy at any time before it is voted by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the meeting. You cannot revoke your proxy by merely attending the meeting. If you dissent, you will not have any rights of appraisal with respect to the matters to be acted upon at the meeting.

Proxy Solicitation

          We will bear the costs of soliciting proxies from the holders of our Common Shares. Proxies will initially be solicited by us by mail. We have retained the services of Georgeson Shareholder to assist in the solicitation of proxies for fee of $5,500, plus out-of-pocket expenses. Our Directors, officers and employees may also solicit proxies by telephone, telegraph, fax, e-mail or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to shareholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

          The Company's By-Laws provide that directors be elected at each Annual Meeting of Shareholders. Pursuant to such By-Laws, our Board has fixed the number of directors to be elected at five. The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the five nominees for director designated below, all of whom are presently directors of the Company, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. All directors of the Company serve terms of one year or until the election of their respective successors.


Information Regarding Nominees (as of March 19, 2004)

---------------------------- ------------ --------------------------------------------------------------------------

                                                               Present Principal Occupation or
Name                             Age                     Employment and Five-Year Employment History

---------------------------- ------------ --------------------------------------------------------------------------

Stanley K. Tanger                80       Chairman of the Board of Directors and Chief Executive Officer of the
                                          Company since March 3, 1993.  Mr. Tanger opened one of the country's first outlet shopping centers in Burlington, N.C. in 1981.  He was the founder and Chief Executive of the Company's predecessor formed in 1981 until its business was acquired by the Company in 1993.

---------------------------- ------------ --------------------------------------------------------------------------

Steven B. Tanger                 55       Director of the Company since May 13, 1993.  President and Chief
                                          Operating Officer since January 1995; Executive Vice President from 1986 to 1994.  Mr. Tanger joined the Company's predecessor in 1986 and is the son of Stanley K. Tanger.

---------------------------- ------------ --------------------------------------------------------------------------

Jack Africk (1)                  75       Director of the Company since June 4, 1993.  Managing Partner of
                                          Evolution Partners, LLC since June 1993.  President and Chief Operating
                                          Officer of North Atlantic Trading Company from January 1998 to December
                                          1998.  Director of Crown Central Petroleum Corporation.

---------------------------- ------------ --------------------------------------------------------------------------

William G. Benton (1)            58       Director of the Company since June 4, 1993.  Chairman of the Board and
                                          Chief Executive Officer of Salem Senior Housing, Inc. since May 2002.
                                          Chairman of the Board and Chief Executive Officer of Diversified Senior
                                          Services, Inc. since May 1996.  Chairman of the Board and Chief
                                          Executive Officer of Benton Investment Company since 1982.  Chairman of the Board and Chief Executive Officer of Health Equity Properties, Inc.
                                          from 1987 to September 1994.

---------------------------- ------------ --------------------------------------------------------------------------

Thomas E. Robinson (1)           56       Director of the Company since January 21, 1994.  Managing Director of
                                          Legg Mason Wood Walker, Inc. since June 1997. Director (May 1994 to June
                                          1997), President (August 1994 to June 1997) and Chief Financial Officer
                                          (July 1996 to June 1997) of Storage USA, Inc.  Director of CenterPoint
                                          Properties Trust.
---------------------------- ------------ --------------------------------------------------------------------------

(1) Member of the Board's Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Share and Unit Option Committee.

Vote Required. The nominees will be elected by the affirmative vote of the holders of a plurality of those votes cast at the meeting; provided that a quorum is present. Accordingly, abstentions, broker non-votes and Common Shares present at the meeting for any other purpose but which are not voted on this proposal will not affect the outcome of the vote on the nominees unless the North Carolina Business Corporation Act requires that the nominee be approved by a greater number of affirmative votes than a plurality of the votes cast.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES SET FORTH ABOVE.

Director Independence

          Our Corporate Governance Guidelines and the listing standards of the New York Stock Exchange require that a majority of our directors must be independent directors and every member of the Board's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee be independent. Generally, independent directors are those directors who are not concurrently serving as officers of the Company and who currently have no material relationship to us that may interfere with the exercise of their independence from management and the Company. Our Board has affirmatively determined that the following nominees to our Board are independent, as that term is defined under our Corporate Governance Guidelines and the general independence standards in the listing standards of the New York Stock Exchange:
Jack Africk, William G. Benton, and Thomas E. Robinson. We presently have five directors, including these three independent directors.

Attendance at Board Meetings

          The Board held five regular and seven special meetings during 2003. Each of the above directors attended at least 75% of the meetings held during 2003 by the Board and the committees of which he was a member. The non-management directors are required to meet in executive sessions periodically, but no less than once a year. The non-management directors shall designate the director who will preside at the executive sessions. The independent directors should meet in executive session at least once a year. Our policies for non-management and independent directors executive sessions were adopted with our Corporate Governance Guidelines in 2004. The Company does not have a formal policy of attendance for directors at our Annual Meeting of Shareholders. Four of our five directors attended the Annual Meeting of Shareholders in 2003.

Committees of the Board

         Audit Committee. The Board has established an Audit Committee consisting of our three independent directors. As restructured in February of 2004, the purpose of the Audit Committee is (i) to assist the Board in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors and the performance of the Company's independent auditors and the Company's internal audit function and (ii) to prepare any audit committee reports required by the Securities Exchange Commission to be included in the Company's annual proxy statement. The Audit Committee is directly responsible for the appointment, compensation retention and oversight of the work of the Company's independent auditors and approves in advance, or adopts appropriate procedures to approve in advance, all audit and non-audit services provided by the independent auditors. The Board has determined that each member of the Audit Committee is "financially literate", as that term is defined in the listing requirements of the New York Stock Exchange, and that each member of the committee is an "audit committee financial expert", as that term is defined in Item 401(f) of Regulation S-K. The Audit Committee acts under a written charter adopted by the Board. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and is available on our website. Mr. Africk, Mr. Benton and Mr. Robinson currently serve on the Audit Committee, with Mr. Africk serving as chairman. During 2003, there were five meetings of the Audit Committee.

          Compensation Committee. The Board has established a Compensation Committee consisting of our three independent directors. The Compensation
Committee is charged with determining compensation for our chief executive officer and making recommendations to the Board with respect to the compensation of other officers. The Compensation Committee acts under a written charter adopted by the Board. A copy of the Compensation Committee Charter is available on our website. Mr. Africk, Mr. Benton, and Mr. Robinson currently serve on the Compensation Committee, with Mr. Africk serving as chairman. During 2003, there were two meetings of the Compensation Committee.

          Nominating and Corporate Governance Committee. The Board has established a Nominating and Corporate Governance Committee consisting of our three independent directors. The Nominating and Corporate Governance Committee makes recommendations to the Board of changes in the size of the Board or any committee of the Board, recommends individuals for the Board to nominate for election as directors, recommends individuals for appointment to committees of the Board, establishes procedures for the Board's oversight of the evaluation of the Board and management, and develops and recommends corporate governance guidelines.

          The Nominating and Corporate Governance Committee evaluates annually the effectiveness of the Board as a whole and identifies any areas in which the Board would be better served by adding new members with different skills, backgrounds or areas of experience. The Board considers director candidates based on a number of factors including: whether the Board member will be "independent", in accordance with our Corporate Governance Guidelines and as such term is defined by the New York Stock Exchange listing requirements; personal qualities and characteristics, accomplishments and reputation in the business community; experience with businesses and other organizations of comparable size and current knowledge and contacts in the Company's industry or other industries relevant to the Company's business; experience and understanding of the Company's business and financial matters affecting its business; ability and willingness to commit adequate time to Board and committee matters; the fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; and diversity of viewpoints, background, experience and other demographics.

          The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board. A copy of the Nominating and Corporate Governance Committee Charter is available on our website. Mr. Africk, Mr. Benton and Mr. Robinson currently serve on the Nominating and Corporate Governance Committee, with Mr. Robinson serving as chairman. Since the committee was formed in February 2004, there were no meetings of the Nominating and Corporate Governance Committee during 2003.

          Share and Unit Option Committee. The Board has established a Share and Unit Option Committee (referred to as the "Option Committee") consisting of our three independent directors. The Option Committee administers our Incentive Award Plan (formerly known as the Share Option Plan) and the Operating Partnership's Unit Option Plan (which will be merged into the Incentive Award
Plan). Mr. Africk, Mr. Benton, and Mr. Robinson currently serve on the Option Committee, with Mr. Benton serving as chairman. During 2003, there was one meeting of the Option Committee.

Shareholder Communications with Directors

          Any shareholder may send communications to the Board and individual members of the Board by sending a letter by mail addressed to the Board of Directors (or an individual director) c/o Tanger Factory Outlet Centers, Inc., 3200 Northline Avenue, Suite 360, Greensboro, North Carolina 27408, Attn:
Corporate Secretary.

Compensation of Directors

          During 2003, we paid our independent directors an annual compensation fee of $15,000 and a per meeting fee of $750 ($500 for telephone meetings) for each Board meeting and each committee meeting attended. Effective for 2004, we will pay our independent directors an annual compensation fee of $20,000 and a per meeting fee of $1,000 ($500 for telephone meetings) for each Board meeting and each committee meeting attended. In addition, the chairman of each committee, except the Audit Committee, will be paid an annual compensation fee of $2,500. The chairman of the Audit Committee will be paid an annual compensation fee of $5,000.

          On the date of his or her initial election to the Board and on each of the first two anniversaries thereof, each independent director received an option to purchase 3,000 Common Shares at an exercise price per Common Share equal to the Fair Market Value (as defined in the Incentive Award Plan) of a Common Share on the date of the option grant (except for the initial grant of options to Mr. Africk and Mr. Benton as described below); 20% of such options become exercisable on each of the first five anniversaries of the date of grant, subject to the independent director's continued service as a director. On June 4, 1993, we granted to Mr. Africk and Mr. Benton options to purchase 3,000 Common Shares with an exercise price set at $22.50 per Common Share, the initial public offering price of the Common Shares. Our employees who are also Directors will not be paid any director fees and will not receive any options for their services as Directors of the Company.

          Upon approval of the entire Board, we may from time to time under the Incentive Award Plan grant to any independent director additional options, restricted or deferred shares, dividend equivalents or other awards. Upon shareholder approval of the Incentive Award Plan, the Board plans to make grants of restricted share awards to each of the independent directors with a value of $15,000 to vest in three annual installments or, alternatively, at the time the director leaves the Board. On January 6, 1998, January 8, 1999 and March 8, 2000, the Board granted to each of Mr. Africk, Mr. Benton and Mr. Robinson options to purchase 5,000 Common Shares pursuant to the Incentive Award Option Plan at an exercise price equal to the Fair Market Value as of such option grant dates. On each of the first five anniversaries of the date of grant, 20% of these options become exercisable subject to the director's continued service as a director.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee has provided the following report:

         The 2003 financial statements, which were prepared under accounting principles generally accepted in the United States of America, have been approved by the Board at the recommendation of the Audit Committee. The Audit Committee reviewed the 2003 quarterly and annual financial results with management and the Company's independent auditors. The Audit Committee has discussed with the independent auditors and received the written disclosures and confirmation from the independent auditors of their independence as required under applicable standards for auditors of public companies and has discussed the matters required to be discussed by Statement on Auditing Standards No. 61. Based on this review of the financial results and these discussions with management and the independent auditors, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2003.

         The Audit Committee has considered and discussed with the independent auditors the compatibility of the non-audit services with maintaining auditor independence.

         The Audit Committee pre-approves all audit and non-audit services provided by the independent auditor.

         The Audit Committee has recommended to the Board that the firm of PricewaterhouseCoopers LLP be appointed to audit the accounts of the Company with respect to its operations for the fiscal year ending on December 31, 2004 and to perform such other services as may be required. See "Other Matters" in this Proxy Statement.

         The following is a summary of the fees billed to the Company by the independent auditors for the fiscal years ended December 31, 2003 and 2002:

                                                      2003           2002
                                                      ----          ----
         Audit fees.................................$264,265      $183,000
         Audit-related fees..........................116,065        22,800
         Tax fees....................................213,362       180,128
         All other fees..............................  ---           ---

         The audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of our consolidated financial statements and also included services related to the issuance of comfort letters and assistance with the review of documents filed with the Securities and Exchange Commission.

         The audit-related fees for the years ended December 31, 2003 and 2002, respectively, were for compliance with the Sarbanes-Oxley Act of 2002 and consultation and special audit work for the acquisition of real estate and, for 2003 only, for assurances and related services associated with the implementation of new accounting pronouncements and consultation services regarding our joint ventures.

         The tax fees for the year ended December 31, 2003 and 2002, were for tax compliance and tax research and planning services, including tax return preparation and tax advice regarding acquisitions and joint ventures.

                                                     THE AUDIT COMMITTEE

                                                     Jack Africk (Chairman)
                                                     William G. Benton
                                                     Thomas E. Robinson

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information as of March 19, 2004, available to us with respect to our Common Shares, and of units of partnership interests in the Operating Partnership (the "Units") (i) held by those persons known by us to be the beneficial owners (as determined under the rules of the Securities and Exchange Commission, the "SEC") of more than 5% of such shares, (ii) held individually by the directors and our executive officers named elsewhere in this Proxy Statement, and (iii) held by our directors and all of our executive officers as a group.


                                                            Number of                                     Percent of
                                                             Common       Percent of       Number of          All
Name and Business Address (where required) of                Shares           All            Units          Common
----------------------------------------------            Beneficially      Common       Beneficially       Shares
                                                            Owned (1)        Shares         Owned (2)       And Units
Beneficial Owner                                          ------------    ----------     ------------     -----------
Stanley K. Tanger (3)                                         232,641          1.7%         3,103,305          20.0%
    Tanger Factory Outlet Centers, Inc.
    3200 Northline Avenue, Suite 360
    Greensboro, NC  27408

Steven B. Tanger (4)                                              ---          ---             49,000            *
    Tanger Factory Outlet Centers, Inc.
    110 East 59th Street
    New York, NY  10022

Stichting Pensioenfonds                                       833,600          6.2%               ---           5.1%
    Oude Lindestraat 70
    Postbus 2889
    6401 DL Heerlen,
    The Kingdom of the Netherlands

Jack Africk (5)                                                24,000           *                 ---            *
William G. Benton (6)                                          12,499           *                 ---            *
Thomas E. Robinson                                              6,795           *                 ---            *
Rochelle G. Simpson (7)                                         5,585           *              12,320            *
Willard A. Chafin (7)                                             ---           *               5,000            *
Frank C. Marchisello, Jr. (7)                                   2,369           *               8,500            *
Directors and Executive Officers as a Group                   285,817          2.1%         3,227,605          21.0%
(13 persons) (8)

-------------------

*         Less than 1%

(1) The ownership of Common Shares reported herein is based upon filings with the SEC and is subject to confirmation by us that such ownership did not violate the ownership restrictions in our Articles of Incorporation.

(2) Units held by the Tanger Family Limited Partnership (the "TFLP") and Units that may be acquired upon the exercise of options to purchase Units may be exchanged for our Common Shares on a one-for-one basis.

(3)  Includes  139,031  Common Shares and 3,033,305  Units owned by the TFLP, of which Stanley K. Tanger is the general  partner and may be deemed to be the beneficial  owner.  Also includes 92,610 Common Shares and 70,000 presently
     exercisable   options  to  purchase   Units  owned  by  Stanley  K.  Tanger
     individually  and 1,000 Common Shares owned by Stanley K. Tanger's  spouse.
     Does not include  10,000  options to purchase  Units,  which are  presently unexercisable, owned by Stanley K. Tanger individually.

(4)  Includes 49,000 presently  exercisable  options to purchase Units. Does not include 139,031 Common Shares and 3,033,305 Units owned by the TFLP (Steven
     B.  Tanger  is  a  limited  partner  of  the  Tanger  Investments   Limited
     Partnership,  which is a limited  partner of TFLP).  Does not include 7,000 options to  purchase  Units  which are  presently  unexercisable.  Does not include 92,610 Common Shares  actually owned or 140,031 Common Shares which may be deemed  beneficially owned by Steven B. Tanger's father,  Stanley K.
     Tanger.

(5)  Includes  17,000  presently  exercisable  options  to  purchase  our Common
     Shares.

                                       8

(6)  Includes 8,000 presently exercisable options to purchase our Common Shares.

(7) Amounts shown as Units beneficially owned represent presently exercisable options to purchase Units.

(8) Includes 25,000 presently exercisable options to purchase Common Shares and 194,300 presently exercisable options to purchase Units. Does not include
     3,000  options to purchase  Common  Shares and 176,720  options to purchase
     Units which are presently unexercisable.

Executive Compensation

         The following table sets forth the compensation earned for the fiscal years ended December 31, 2003, 2002, and 2001 with respect to our CEO and our four (4) most highly compensated executives other than our CEO whose cash compensation exceeded $100,000 during such year.

                                               SUMMARY COMPENSATION TABLE
                                                                                           Long Term
                                                                                         Compensation
                                                     Annual Compensation                    Awards
                                          ------------------------------------------    ----------------
                                                                                          Securities
                                                                                          Underlying
                                                                     Other Annual           Options/           All Other
Name and Principal Position        Year   Salary($)   Bonus($)     Compensation ($)        SARS(#) (7)     Compensation($)
---------------------------        ----   --------    ---------    ----------------     ----------------   ---------------

Stanley K. Tanger,                2003    451,474    534,979 (2)            ---                 ---           20,000 (4)
   Chairman of the Board of       2002    429,975    729,497 (2)            ---                 ---           20,000 (4)
   Directors and Chief            2001    409,500    163,391                ---                 ---           19,625 (4)
   Executive Officer (1)

Steven B. Tanger,                 2003    382,016    363,066 (3)            ---                 ---           15,470 (5)
   President and Chief            2002    363,825    418,268 (3)            ---                 ---           15,470 (5)
   Operating Officer (1)          2001    346,500    147,484                ---                 ---           15,095 (5)

Rochelle G. Simpson,              2003    231,441         ---               ---                 ---            2,500 (6)
   Secretary, Executive Vice      2002    231,525       3,000               ---                 ---            2,500 (6)
   President-Administration       2001    220,500         ---               ---                 ---            2,125 (6)
   And Finance

Willard A. Chafin, Jr.            2003    254,678         ---               ---                 ---              ---
    Executive Vice President-     2002    242,550       3,000               ---                 ---              ---
    Leasing, Site Selection,      2001    231,000         ---               ---                 ---              654 (6)
    Operations and Marketing

Frank C. Marchisello, Jr.         2003    243,101         ---               ---                 ---            2,500 (6)
    Executive Vice President-     2002    231,525      10,000               ---                 ---            2,500 (6)
    Chief Financial Officer       2001    220,500         ---               ---                 ---            2,125 (6)

---------------
(1)  A portion of the  salaries  of Stanley K.  Tanger and Steven B.  Tanger are paid by the Company for services to the Company and the  remainder are paid by the Operating Partnership.

(2)  For the year 2003, Stanley K. Tanger earned an annual bonus of $342,229 and a special  award  related  to the sale of two of our  operating  properties during such year of $192,750.  In lieu of receiving the annual bonus amount in cash, Mr. Tanger will be granted restricted share awards in 2004 subject to shareholder  approval of the amended and restated  Incentive Award Plan.
     15% of the award will vest as of June 15, 2004. If the Incentive Award Plan is not  approved by  shareholders,  Mr.  Tanger will receive this amount in
     cash.   See  the  Report  of  the   Compensation   Committee  on  Executive
     Compensation, included in this Proxy Statement, for further discussion. For the year 2002,  Mr.  Tanger  received  an annual  bonus of  $323,450  and a special award related to the sale of two of our operating properties during such year of $406,047.

(3)  For the year 2003,  Steven B. Tanger  received an annual  bonus of $298,816 and a special award related to the sale of two of our operating  properties during such year of $64,250.  In lieu of receiving  the annual bonus amount in cash, Mr. Tanger will be granted restricted share awards in 2004 subject to shareholder  approval of the amended and restated  Incentive Award Plan.
     15% of the award will vest as of June 15, 2004. If the Incentive Award Plan is not  approved by  shareholders,  Mr.  Tanger will receive this amount in
     cash.   See  the  Report  of  the   Compensation   Committee  on  Executive
     Compensation, included in this Proxy Statement, for further discussion. For the year 2002,  Mr.  Tanger  received  an annual  bonus of  $282,919  and a special award related to the sale of two of our operating properties during such year of $135,349.

                                       9

(4) We reimbursed Stanley K. Tanger $17,500 in 2003, 2002 and 2001 for premiums paid towards a term life insurance policy. In addition, the Company provided $2,500 during 2003 and 2002 and $2,125 during 2001 as a Company match under the employee 401(k) plan.

(5)  We provide term life insurance to Steven B. Tanger. Annual premiums paid by us in 2003,  2002 and 2001 were $12,970.  In addition,  we provided  $2,500 during 2003 and 2002 and $2,125  during  2001 as a Company  match under the employee 401(k) plan.

(6)  Company match under employee 401(k) plan.

(7)  Number of Units in the Operating Partnership under option grant.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

          There were no options or share appreciation rights granted to our CEO or our other four (4) most highly compensated executives during 2003.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

          The following table provides information on option exercises in 2003 by our CEO and our other four (4) most highly compensated executives, and the value of each such officer's unexercised options at December 31, 2003.

                                                                                                    Value of
                                Number of                       Number of Securities        Unexercised In-the-Money
                                  Shares                       Underlying Unexercised              Options at
                               Acquired on        Value      Options at Fiscal Year End           Year-End (1)
            Name                 Exercise       Realized     Exercisable  Unexercisable    Exercisable Unexercisable
            ----                 --------       --------     -----------  -------------    ----------- -------------
Stanley K. Tanger                384,000        $4,152,871        50,000        30,000       $528,750        $627,250
Steven B. Tanger                 324,000         3,104,795        35,000        21,000        370,125         439,075
Rochelle G. Simpson               35,000           368,760        25,000         7,500        351,875         156,813
Willard A. Chafin, Jr.            17,500            71,600           ---         7,500            ---         156,813
Frank C. Marchisello, Jr.         14,000           135,858        28,500         6,000        402,388         125,450
------------

(1)       Based  upon the  closing  price of our  Common  Shares on the New York
          Stock Exchange on December 31, 2003 of $40.70 per share.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee has provided the following report on executive compensation:

         Except as expressly described below, references to compensation (or policies with respect thereto) paid by the Company refer to compensation paid by both the Company and the Operating Partnership.

         The purposes and responsibilities of the Compensation Committee of the Board (the "Committee") include the following:

     o Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the CEO's performance and approve the CEO's compensation level,

     o Make recommendation to the Board with respect to compensation of officers and directors other than the CEO,

     o    Periodically   review   the   Company's   incentive-compensation   and
          equity-based   plans  and  approve  any  new  or  materially   amended
          equity-based plan, and

     o Oversee, with management, regulatory compliance with respect to compensation matters including the Company's compensation policies with respect to Section 162(m) of the Internal Revenue Code of 1986 (the "Code").

         Each of the members of the compensation Committee is independent within the meaning of the Company's Corporate Governance Guidelines and the listing standards of the New York Stock Exchange.

         In carrying out its responsibilities, the Committee is authorized to engage, and has engaged, outside advisers to consult with it as the Committee deems appropriate.

         The Committee believes that the Company's success is attributable in large part to the management and leadership efforts of its executive officers. The Company's management team has substantial experience in owning, operating, managing, developing and acquiring interests in factory outlet centers. Stanley
K. Tanger, Chairman of the Board and Chief Executive Officer, and Steven B. Tanger, President and Chief Operating Officer, provide us with strategic business direction. Under the guidance of the committee, the Company is committed to developing and maintaining compensation policies, plans and programs which will provide additional incentives for the enhancement of cash flows, and consequently real property and shareholder values, by aligning the financial interests of the Company's senior management with those of its shareholders.

         The primary components of the Company's executive compensation program are: (1) base salaries, (2) performance based annual bonuses and (3) share-based awards. The Company's business is most competitive and the Committee believes that it is extremely desirable for the Company to maintain employment contracts with its senior executives. The Company currently has employment contracts with each of the named executives on page 9 of this Proxy Statement. See "Employment Contracts" in this Proxy Statement.

         Base salaries for each of the named executive officers are approved by the Committee and are determined after taking into account several factors which include (1) salaries paid to officers by companies in the Company's select peer group and other REITS, (2) the nature of the position and (3) the contribution and experience of the officer. Under their employment agreements, the annual base salaries of Stanley K. Tanger and Steven B. Tanger are determined annually by agreement between each of them and the Committee; provided, however, if the Company's per share fund from operations ("FFO") for the previous year equaled or exceeded a targeted level, the annual base salary will not be less than the annual base salary for the previous year increased to reflect any increase in the Consumer Price Index (the "CPI").

         The employment contracts for Stanley and Steven Tanger, the Company's two most senior executives, provide for annual cash bonuses based upon the Company's performance as measured by FFO per share. FFO is a widely accepted financial indicator used by certain investors and analysts to analyze and compare one equity REIT with another. FFO is generally defined as net income
(loss), computed in accordance with generally accepted accounting principles, before extraordinary items and gains (losses) on sale or disposal of depreciable operating properties, plus depreciation and amortization uniquely significant to real estate and after adjustments for unconsolidated partnerships and joint ventures. The Company may also consider the award of cash bonuses and awards to any executive officers and key employees if certain performance criteria are met.

         Share-based compensation is also an important element of the Company's compensation program. In contrast to bonuses, which are paid for prior year accomplishments, grants of options to purchase the Common Shares and other share-based awards may be structured as incentives tied to future share appreciation. The Company maintains the Incentive Award Plan for the purpose of attracting and retaining our Directors, executive officers and certain other employees. The Share and Unit Option Committee of the Board determines in its sole discretion, subject to the terms and conditions of the plan, the specific terms of each award granted to an employee of the Company or Operating
Partnership based upon its subjective assessment of the individual's performance, responsibility and functions and how this performance may have contributed or may contribute in the future to the Company's performance. The Committee has also approved the amendment and restatement of the Incentive Award Plan to add restricted shares and other share-based grants to the Incentive Award Plan and to amend the Incentive Award Plan in certain other respects to promote greater flexibility with respect to the types of incentive awards available to our employees and directors. The Compensation Committee believes awards pursuant to the amended and restated Incentive Award Plan align the interests of the Board and management with those of the Company's shareholders.

         Under his employment agreement effective for 2003, Stanley K. Tanger, the Company's Chief Executive Officer, was to receive an annual base salary and was to receive a bonus if the Company achieved a targeted FFO amount for the fiscal year:

     o Mr. Tanger's annual base salary for 2003 was $451,474. His employment contract provides that the annual base salary will be fixed each fiscal year by agreement between Mr. Tanger and the Committee; provided, however, if the Company's FFO per share for the previous year equaled or exceeded a targeted level, the annual base salary is not to be less than Mr. Tanger's annual base salary for that previous year adjusted to reflect any increase in the CPI. The Company's FFO per share for 2002 exceeded the targeted FFO amount in Mr. Tanger's contract. For this reason and in view of Mr. Tanger's key contributions to the Company's continued success in an increasingly competitive environment, the Committee approved an annual base salary of $451,474 for fiscal 2003.

     o Mr. Tanger earned an annual bonus of $342,229 for 2003. Under his employment agreement, a minimum bonus of $125,000 was payable for 2003 if the Company's FFO per share reached targeted levels and additional bonus payments were due based on the percentage by which actual FFO per share exceeded the targeted levels. No bonus was payable unless the minimum targeted FFO was achieved. The Company's FFO for 2003 exceeded the minimum target level at which a bonus was payable.

         The Company paid 20% of Mr. Tanger's 2003 annual base salary. The Operating Partnership paid the remainder of his annual base salary. In lieu of receiving the annual bonus amount in cash, Mr. Tanger will be granted restricted share awards in 2004 subject to shareholder approval of the Incentive Award Plan. 15% of the award will vest as of June 15, 2004.

         In December of 2003 and continuing into the first quarter of 2004, the Committee conducted a review and assessment of the terms of employment and compensation packages of the Company's CEO, COO and CFO. The employment contracts of the CEO and COO had provided for (1) base annual salaries agreed upon annually by the Committee and the officer with minimum CPI increases under certain circumstances and (2) annual cash bonuses based on the Company's performance as measured by FFO per share. Additionally, the Company had approved the award of cash bonuses to the CEO and COO on the Company's sales of shopping centers and had granted the CEO and COO options. The CFO's compensation had included an annual salary, share option grants and discretionary cash bonuses.

         Consistent with the advice and recommendations of a compensation consultant retained by the Committee, the Committee determined to effect the following changes in the compensation arrangements of the CEO, COO and CFO:

     o Remove the provisions for FFO cash bonuses and CPI increases in base salary from the employment contracts of the CEO and COO,

     o Implement a plan for the issuance of restricted shares and replace, at least in part, cash bonuses to senior executives with grants of restricted shares, and

     o Cease payment of bonuses on the Company's future sales of shopping centers.

         In connection with these revisions, the Committee approved immediate awards to the CEO, COO and CFO of restricted shares under the Incentive Award Plan for several reasons. The CEO and COO agreed to accept a restricted share award in lieu of the 2003 cash bonuses to which they were entitled under their employment contracts and agreed to modify their employment contracts (which each has a term of three years) prospectively to delete the provisions for cash bonuses based solely upon achieving targeted FFO levels. The exemplary job performance by the CEO, COO and CFO has been responsible for positioning the Company as the nation's second largest owner and operator of manufacturer outlet centers. The Company has not made any equity based compensation awards since calendar year 2000. The awards, which are contingent on shareholder approval of the amended and restated Incentive Award Plan, are as follows:

 Name and Position                    Dollar Value (1)        Number of Shares
 -----------------                    ----------------        ----------------
 Stanley K. Tanger, CEO                    $2,442,000               60,000
 Steven B. Tanger, COO                      1,628,000               40,000
 Frank C. Marchisello, Jr., CFO                203,500               5,000
                                      ----------------          ----------
      Total executive group                $4,273,500              105,000
                                      ================          ==========
         --------

(1) Estimated based on the closing price of our Common Shares on the New York Stock Exchange on December 31, 2003 of $40.70.


         These restricted shares will vest in the following percentages and on the following dates if the executive does not terminate his employment with us:

              DATE OF VESTING         PERCENTAGE OF SHARES
          ======================== ===========================
                  6-15-04                     15%
                 12-15-04                     15%
                 12-15-05                     15%
                 12-15-06                     15%
                 12-15-07                     20%
                 12-15-08                     20%
          ======================== ===========================

                  If the shareholders do not approve the amended and restated Incentive Award Plan, cash bonuses in amounts equivalent to the value of the proposed restricted share grants will be made on the dates that the proposed restricted shares would have become vested.

         During 1993, the Code was amended to add Section 162(m), which denies an income tax deduction to any publicly held corporation for compensation paid to a "covered employee" (which is defined as the Chief Executive Officer and each of the Company's other four most highly compensated officers) to the extent that such compensation in any taxable year of the employee exceeds $1 million. In addition to salaries, bonuses payable to the Company's executives under their present employment contracts and compensation attributable to the exercise of options and other share-based awards that may be granted under the amended and restated Incentive Award Plan, constitute compensation subject to the Section

162(m) limitation. The Incentive Award Plan permits, but does not require, the grant of share-based awards intended to qualify as "performance-based compensation" which is exempt from application of the Section 162(m) limitation. It is the Company's policy to take account of the implications of Section 162(m) among all factors reviewed in making compensation decisions. The Company expects that it will not be denied any deduction under Section 162(m) for compensation paid during its taxable year ended December 31, 2003, although it is possible that in some future year some portion of the compensation paid to a Company executive will not be tax deductible by the Company under Section 162(m).

                           THE COMPENSATION COMMITTEE

                             Jack Africk (Chairman)
                                                     William G. Benton
                                                     Thomas E. Robinson

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board, which is composed entirely of independent directors, is charged with determining compensation for our executive officers. Mr. Africk, Mr. Benton and Mr. Robinson currently serve on the Compensation Committee, with Mr. Africk serving as chairman. No executive officer of the Company served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

Share Price Performance

     The following share price performance chart compares our performance to the S&P 500 and the index of equity REITs prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). Equity REITs are defined as those that derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System. In previous years, we also provided a peer group index. As a result of recent mergers and acquisitions, only one significant member in our peer group remains a publicly traded REIT. As such, we felt it was prudent to discontinue use of the peer group index in the graph below.

     All share price performance assumes an initial investment of $100 at the beginning of the period and assumes the reinvestment of dividends. Share price performance, presented for the five years ended December 31, 2003, is not necessarily indicative of future results.

                            Total Return Performance

[Graph appears here with the following plot points]
                                                           Period Ending
------------------------------------------------------------------------------------------------
                                       Dec. 98   Dec. 99   Dec. 00   Dec. 01   Dec. 02   Dec. 03
------------------------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.    100.00    108.45    132.72    135.55    220.82    311.55
S&P 500 Index                          100.00    121.11    110.34     97.32     75.75      97.4
NAREIT All Equity REIT Index           100.00     95.38    120.53    137.32    142.57    195.51

Employment Contracts

         Each of Stanley K. Tanger and Steven B. Tanger will receive annual cash compensation in the form of salary and bonus pursuant to a three-year employment contract effective as of January 1, 2001. The employment contracts will be automatically extended for one additional year on January 1 of each year unless the executive's employment is terminated, or we give written notice to the executive within 180 days prior to such January 1 that the contract term will not be automatically extended. The base salary provided for in such contracts may be increased each year.

         Upon termination of employment, Stanley K. Tanger has agreed not to compete with us for the remainder of his life. Upon termination of employment, Steven B. Tanger has agreed not to compete with us for one year (or three years if severance compensation is received) within a 50 mile radius of the site of any commercial property owned, leased or operated by us or within a 50 mile radius of any commercial property which we negotiated to acquire, lease or operate within the six month period prior to termination. Each executive's covenant not to compete mandates that, during the term of his employment contract and during the effective period of the covenant, such executive direct his commercial real estate activities through us, with exceptions for development of properties which were owned collectively or individually by them, by members of their families or by any entity in which any of them owned an interest or which was for the benefit of any of them prior to the Company's initial public offering (including the three factory outlet centers with a total of 105,068 square feet in which Stanley K. Tanger is a 50% partner and a single shopping center in Greensboro, North Carolina with a total of 24,440 square feet (the "Excluded Properties")). In no event will either of the Tangers engage in the development, construction or management of factory outlet shopping centers or other competing retail commercial property outside of the Company or the Operating Partnership during the effective period of the covenant not to compete (with the exception of the Excluded Properties). See "Certain Relationships and Related Transactions" in this Proxy Statement."

         In addition, each executive will not engage in any active or passive investment in property relating to factory outlet centers or other competing retail commercial property, with the exception of the ownership of up to one percent of the securities of any publicly traded company.

         In its review of the terms of the Company's employment packages for our CEO, COO and CFO, the Compensation Committee of the Board has determined, among other things, that the provisions for bonuses based solely on FFO should not be part of our CEO and COO's compensation packages. The Compensation Committee has adopted such changes, subject to the amendment of our employment contracts with the Tangers.

         If the employment of either of the Tangers terminates without Cause, as defined in the agreement, or such employment is terminated by the executive with Good Reason, as defined in the agreement, the terminated executive shall receive a severance benefit equal to 300% of the sum of (a) his annual base salary (b) the higher of (i) the prior year's annual bonus or (ii) the average annual bonus for the preceding three years, and (c) his automobile allowance for the current year. If employment terminates by reason of death or disability, the executive or his estate shall receive a lump sum amount equal to (a) his annual base salary that would have been paid for the remaining contract term if employment had not terminated, plus (b) the executive's annual bonus which would have been paid during the year of termination had employment not terminated, multiplied by a fraction the numerator of which is the number of days in the year prior to termination and the denominator of which is 365.

         The employment contracts with Stanley K. Tanger and Steven B. Tanger also grant them certain registration rights with respect to the Common Shares that they beneficially own.

         Rochelle G. Simpson and Willard A. Chafin each have an employment contract expiring December 31, 2004. Ms. Simpson and Mr. Chafin's contracts may be extended by an additional three year period by mutual written agreement between the executive and us. These contracts established base salaries for calendar year 2002 of $231,525 for Ms. Simpson and $242,550 for Mr. Chafin. The base salaries for subsequent years will be set by the Compensation Committee in amounts not less than the 2002 salary.

          If the employment of Ms. Simpson or Mr. Chafin is terminated by reason of death or disability or if we materially breach the employment agreement, Ms. Simpson or Mr. Chafin, as applicable, will be paid as additional compensation an amount equal to the annual base salary for the contract year in which the termination occurs. Further, if we elect not to extend the term of employment for Ms. Simpson and Mr. Chafin for an additional one or more years, the executive will receive a severance payment equal to the greater of $125,000 or one-half of the annual base salary payable for the last contract year of the contract term.

         Frank C. Marchisello, Jr. has an employment contract expiring December 31, 2005. Mr. Marchisello's contract will be automatically extended for one additional year on January 1 of each year unless the executive's employment is terminated, or we give written notice to the executive within 180 days prior to such January 1 that the contract term will not be automatically extended. The contract established a base salary for calendar year 2003 of $243,101. Mr. Marchisello's base salary for subsequent years will be set by the Compensation Committee.

         If Mr. Marchisello's employment is terminated by reason of death or disability, he will receive as additional compensation an amount equal to his annual base salary for the contract year in which the termination occurs. Further, if Mr. Marchisello's employment is terminated by the Company without Cause, or by Mr. Marchisello for Good Reason, as those terms are defined in the agreement, Mr. Marchisello will receive a severance payment equal to 300% of his annual base salary for the current contract year, to be paid monthly over the succeeding 36 months.

         During the respective term of employment and for a period of one year thereafter (three years in the case of Mr. Marchisello if he receives a severance payment of 300% of his annual base salary), each of Ms. Simpson, Mr. Chafin and Mr. Marchisello is prohibited from engaging directly or indirectly in any aspect of the factory outlet business within a radius of 100 miles of, or in the same state as, any factory outlet center owned or operated by us.

         Stanley K. Tanger and Steven B. Tanger are employed and compensated by both the Operating Partnership and the Company. The Committee believes that the allocation of such persons' compensation as between the Company and the Operating Partnership reflects the services provided by such persons with respect to each entity. The remainder of the employees are employed solely by the Operating Partnership.


                                   PROPOSAL 2

            APPROVAL OF THE AMENDED AND RESTATED INCENTIVE AWARD PLAN

         We propose to ratify the Amended and Restated Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership (the "Incentive Award Plan") in order to add restricted shares and other share-based grants to the Incentive Award Plan, to reflect the merger of the unit option plan of the Operating Partnership (the "Unit Option Plan") into the Incentive Award Plan and to amend the Incentive Award Plan in certain other respects.

         The Incentive Award Plan (formerly known as the Share Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc. or the "Share Option Plan") and the Unit Option Plan were originally approved by the Board and the shareholders of the Company on May 28, 1993. The Incentive Award Plan and the Unit Option Plan have subsequently been amended from time to time as approved by the Company's shareholders.

         The principal features of the Incentive Award Plan are summarized below, but the summary is qualified in its entirety by reference to the Incentive Award Plan, which is attached as Exhibit B to this Proxy Statement.

Shares Available Under the Incentive Award Plan

         Without giving effect to the proposed increase to the number of Common Shares reserved for issuance under the Incentive Award Plan (submitted for shareholder approval under separate action - See Proposal 3), the Incentive Award Plan provides for the issuance of up to 2,250,000 Common Shares (subject to antidilution and other adjustment provisions), and Units of the Operating Partnership issued upon exercise of an option awarded under the Unit Option Plan will count against this share limit. Furthermore, with respect to any individual in any single calendar year, the maximum number of shares subject to options granted under the Incentive Award Plan (or the Unit Option Plan) cannot exceed 180,000; the maximum dollar value of cash performance awards and dividend equivalents cannot exceed $1,000,000; and the maximum number of shares subject to other awards cannot exceed 60,000, in each case subject to antidilution and other adjustment provisions.

General Nature and Purpose

         The principal purposes of the Incentive Award Plan are to provide incentives for the Company's and the Operating Partnership's officers, employees and non-employee directors through granting of options, restricted shares, dividend equivalents, deferred shares and other incentive awards, thereby stimulating their personal and active interest in the development and financial success of the Company and inducing them to remain in the Company's or the Operating Partnership's employ (or service).

Administration and Term of the Incentive Award Plan

         Generally, the plan administrator will be the Committee with respect to awards granted to employees of the Company and the Operating Partnership and their subsidiaries, and the full Board with respect to awards granted to non-employee directors ("Independent Directors"). The Committee will consist of at least two Independent Directors, each of whom is a "non-employee director" as defined by Rule 16b-3 of the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Except with respect to matters that under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code are required to be determined by the Committee, the full Board may act as plan administrator.

         The plan administrator has the authority to designate recipients of awards and to determine the terms and provisions of awards, including the exercise or purchase price, expiration date, vesting schedule and terms of exercise.

         The Incentive Award Plan will terminate on May 14, 2014, but any award outstanding on that date will remain outstanding in accordance with their terms. The plan administrator also has the authority to terminate, amend or modify the plan at any time subject to shareholder approval requirements.

Awards under the Incentive Award Plan

         The Incentive Award Plan provides that the plan administrator may grant or issue options, restricted shares, deferred shares, dividend equivalents, performance awards, share payments and other Common Share related benefits, or any combination thereof, to any eligible employee or non-employee director of the Company and the Operating Partnership and their subsidiaries. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

         Nonqualified Share Options ("NQSOs") will provide for the right to purchase Common Shares at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant and usually will become exercisable in one or more installments after the grant date, subject to the participant's continued employment or other service with the Company or Operating Partnership and/or subject to the satisfaction of business or individual performance targets. Since May 28, 2003, the only type of options that may be issued under the Incentive Award Plan are NQSOs.

         Restricted Shares ("Restricted Shares") may be sold to participants at various prices or awarded for no consideration if permitted under applicable law and in either case made subject to such conditions and restrictions as may be determined by the plan administrator. Typically, Restricted Shares may be repurchased at a price not to exceed the original purchase price if the conditions or restrictions are not met. In general, Restricted Shares may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of Restricted Shares, unlike recipients of options, will have voting rights and typically will receive dividends prior to the time when the restrictions lapse.

         Deferred Shares ("Deferred Shares") may be awarded to participants subject to vesting conditions based on continued employment or other service or on performance criteria. Like Restricted Shares, Deferred Shares may not be sold or otherwise transferred until vesting conditions are removed or expire. Unlike Restricted Shares, however, Deferred Shares will not be issued until the Deferred Shares award has vested, and recipients of Deferred Shares generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

         Dividend Equivalents ("Dividend Equivalents") represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by other awards held by the participant or otherwise. These Dividend Equivalents may be paid in cash or in Common Shares or in a combination of both.

         Performance Awards ("Performance Awards") generally will be based upon specific performance targets and may be paid in cash or in Common Shares or in a combination of both. Performance Awards in the form of a cash bonus which are intended to qualify as performance-based compensation as described in Section 162(m) of the Code may not exceed $1,000,000 to any individual in any calendar year.

         Share Payments may be authorized in the form of Common Shares or an option or other right to purchase Common Shares as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or non-employee director.

Securities Laws and Federal Income Taxes

         The Incentive Award Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission (the "SEC") thereunder, including, without limitation, Rule 16b-3 under the Exchange Act. To the extent permitted by applicable law, the Incentive Award Plan and options or other awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         General federal tax consequences. Under current federal laws, recipients of awards and grants of nonqualified share options, restricted shares, deferred shares, dividend equivalents, performance awards and shares payments under the Incentive Award Plan are generally not taxed at the time of grant but are taxed under Section 83 of the Code upon their receipt of cash payments or receipt of Common Shares in connection with the exercise or vesting of such awards or grants, and, subject to Section 162(m) of the Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to these recipients.

         Section 162(m) limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, option exercises, share and share-based awards, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, shareholders. In particular, options will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the share price after the grant date (that is, the option exercise price is equal to or greater than the fair market value of the shares subject to the award on the grant date). Rights and awards granted under the Incentive Award Plan other than options will not qualify as "performance-based compensation" for purposes of
Section 162(m) of the Code unless such rights and awards are granted or vest upon preestablished objective performance goals, the material terms of which are disclosed to and approved by shareholders.

         The Company has attempted to structure the Incentive Award Plan in such a manner that, subject to obtaining shareholder approval of the Incentive Award Plan, the remuneration attributable to options and other rights and awards which meet the other requirements of Section 162(m) of the Code will not be subject to the $1,000,000 limitation. In particular, the Incentive Award Plan provides that certain rights and awards under the Incentive Award Plan which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be based on one or more of the following objective business or individual criteria with respect to the Company, the Operating Partnership, or any subsidiary, division or operating unit of any of them: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share;
(vi) return on equity; (vii) return on invested capital or assets; (viii) cost reductions or savings; (ix) funds from operations; (x) appreciation in the Fair Market Value (as defined in the Incentive Award Plan) of a Common Share; (xi) total return performance on Common Shares as reported in the Company's annual proxy statement; (xii) operating profit; (xiii) working capital; (xiv) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (xv) lease renewals; (xvi) occupancy rates; (xvii) average tenant sales per square foot; and (xviii) rental rates. Additionally, the Incentive Award Plan provides that such criteria shall be applied only to the extent permissible with respect to such qualification under Section 162(m) of the Code. As described above, the Incentive Award Plan states (i) that employees and officers of the Company are eligible to receive rights and awards under the Incentive Award Plan, (ii) the maximum number of shares which may be subject to rights and awards granted under the Incentive Award Plan to any individual in any calendar year, and that Performance Awards in the form of a cash bonus which are intended to qualify as "performance-based compensation" may not exceed $1,000,000 to any individual in any calendar year. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding the applicability of Section 162(m) of the Code with respect to the Incentive Award Plan.

         Grants of Restricted Shares. Subject to shareholder approval of the amended and restated Incentive Award Plan, the Compensation Committee will award restricted shares to the CEO, COO and CFO under the restricted share plan of the Incentive Award Program in recognition of the exemplary performance of those officers in providing stabilizing management for the Company and having positioned the Company as the second largest company in the manufacturers' outlet center industry. See the Report of the Compensation Committee on Executive Compensation included in this proxy statement.

         Vote Required. Approval of the amended and restated Incentive Award Plan requires approval by the affirmative vote of the holders of a plurality of those votes cast at the meeting; provided that a quorum is present. Accordingly, abstentions, broker non-votes and Common Shares present at the meeting for any other purpose but which are not voted on this proposal will not affect the outcome of the vote on the proposal unless the North Carolina Business Corporation Act requires that the proposal be approved by a greater number of affirmative votes than a plurality of the votes cast.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE AMENDED AND RESTATED INCENTIVE AWARD PLAN.

                                   PROPOSAL 3

           AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE
                         UNDER THE INCENTIVE AWARD PLAN

         It is proposed that the Company's Incentive Award Plan be amended to increase the number of the Common Shares which may be issued under the Incentive Award Plan from 2,250,000 in the aggregate to 3,000,000 in the aggregate.

         Vote Required. Approval of the amendment to the Incentive Award Plan to increase from 2,250,000 to 3,000,000 the aggregate number of Common Shares which may be issued under the Incentive Award Plan requires approval by the affirmative vote of the holders of a plurality of those votes cast at the meeting; provided that a quorum is present. Accordingly, abstentions, broker non-votes and Common Shares present at the meeting for any other purpose but which are not voted on this proposal will not affect the outcome of the vote on the proposal unless the North Carolina Business Corporation Act requires that the proposal be approved by a greater number of affirmative votes than a plurality of the votes cast.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE UNDER THE INCENTIVE AWARD PLAN.

         The following table provides information as of December 31, 2003 with respect to compensation plans under which the Company's equity securities are authorized for issuance:

                                              (a)                          (b)                      (c)
                                                                                                   Number
                                                                                                     of
                                                                                             Securities Remaining
                                                                                             Available for Future
                                     Number of Securities to      Weighted Average           Issuance Under Equity
                                     be Issued Upon Exercise      Exercise Price of           Compensation Plans
                                     of Outstanding Options,      Outstanding Options,       (Excluding Securities
Plan Category                          Warrants and Rights        Warrants and Rights       Reflected in Column (a))
-------------                          -------------------       ---------------------      ------------------------

Equity compensation plans                    427,560                   $25.44                     730,800
approved by security holders

Equity compensation plans not
approved by security holders                   ---                       ---                        ---

Total                                        427,560                   $25.44                     730,800

Certain Relationships and Related Transactions

         We manage for a fee three factory outlet centers owned by joint ventures with a total of 105,068 square feet, in which Stanley K. Tanger and a third party each have a fifty percent interest. As a result, certain conflicts of interest may arise between Mr. Tanger's duties and responsibilities to us and his duties and responsibilities to the joint ventures in ensuring the adequate provision of services. In addition, conflicts of interest may arise over the allocation of management resources between our properties and the joint venture properties. However, the arrangement under which we provide services to the joint ventures can be terminated by either party, with or without cause, upon 30 days' notice. To minimize potential conflicts of interest, all significant transactions between us and the joint ventures, including continuing the arrangement for providing management services, will be approved by a disinterested majority of the Board. As a general matter, we do not expect to engage in any other transactions with any member of management in his or her individual capacity. Revenues from managing the joint ventures accounted for less than one-tenth of one percent of our revenues in 2003.

Other Matters -

         Appointment of Independent Auditors. Upon the recommendation of the Audit Committee, the Board has appointed the firm of PricewaterhouseCoopers LLP to audit the accounts of the Company with respect to its operations for the fiscal year ending on December 31, 2004 and to perform such other services as may be required. Should the firm be unable to perform these services for any reason, the Board will appoint other independent auditors to perform these services. PricewaterhouseCoopers LLP served as our independent auditors for the fiscal year ended December 31, 2003. There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than its engagement as independent auditors for the Company. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. See the Report of the Audit Committee, included in this Proxy Statement, for information relating to the fees billed to the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2003 and 2002.

         Reference is hereby made to the Company's annual report on Form 10-K for the year ended December 31, 2003 and the Company's Annual Report delivered together with this Proxy Statement, and such documents incorporated herein by reference for financial information and related disclosures required to be include herein.

         Section 16(a) Beneficial Ownership Reports. Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of the ownership and changes in the ownership (Forms 3, 4 and 5) with the SEC and the New York Stock Exchange. Officers, directors and beneficial owners of more than ten percent of our Common Shares are required by the SEC's regulations to furnish us with copies of all such forms which they file.

         Based solely on our review of the copies of Forms 3, 4 and 5 and the amendments thereto received by us for the period ended December 31, 2003, or written representations from certain reporting persons, we believe that no Forms 3, 4 or 5 were filed delinquently.

         Shareholder Proposals and Nominations. This Proxy Statement and form of proxy will be sent to shareholders in an initial mailing on or about April 12, 2004. Proposals of shareholders pursuant to Regulation 14a-8 of the Exchange Act intended to be presented at our Annual Meeting of Shareholders to be held in 2005 must be received by us no later than December 13, 2004. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. A shareholder who wishes to make a proposal pursuant to Regulation 14a-8 of the Exchange Act at our Annual Meeting of Shareholders to be held in 2005 without including the proposal in the Company's proxy statement and form of proxy relating to that meeting must notify the Company no later than February 26, 2005. If a shareholder fails to give notice by February 26, 2005, then the persons named as proxies in the proxies solicited by the Board for the Annual Meeting of Shareholders to be held in 2005 may exercise discretionary voting power with respect to any such proposal. Pursuant to the Company's By-Laws, generally, to be properly considered at an annual meeting, all other shareholder proposals for our Annual Meeting of Shareholders to be held in 2005 must be received by the corporate secretary not earlier than 120 days and not later than 90 days prior to the anniversary of this year's meeting.

         Shareholders may nominate an individual for election as a director of the Company in conformity with the requirements of the Company's By-Laws. Generally, to be properly considered at our Annual Meeting of Shareholders to be held in 2005, written notice of the nomination must be delivered to the corporate secretary not earlier than 120 days and not later than 90 days prior to the anniversary of this year's meeting. Such shareholder's notice shall set forth as to each person whom the shareholder nominates for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

         Board Committee Charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics. Each of the Board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operate under written charters adopted by the Board. The Board has also adopted written Corporate Governance Guidelines in accordance with listing requirements of the New York Stock Exchange and a written Code of Business Conduct and Ethics that applies to directors, management and employees of the Company. We have made available copies of our Board Committee Charters, Code of Business Conduct and Ethics on the Company's website at www.tangeroutlet.com. Copies of these documents may also be obtained by sending a request in writing to Tanger Factory Outlet Centers, Inc., 3200 Northline Avenue, Suite 360, Greensboro, North Carolina 27408, Attn: Corporate Secretary.

         Documents Incorporated by Reference. This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. These documents (except for certain exhibits to such documents, unless such exhibits are specifically incorporated herein) are available upon request without charge. Requests may be oral or written and should be directed to the attention of the Secretary of the Company at the principal executive offices of the Company. In addition, the Company's Web site is located at http://www.tangeroutlet.com. On the Company's website you can obtain, free of charge, a copy of the Company's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we file such material electronically with, or furnish it to, the SEC.

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Meeting shall be deemed incorporated by reference into this Proxy Statement and shall be deemed a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or subsequently filed document which is also incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

         Other Business. All Common Shares represented by the accompanying proxy will be voted in accordance with the proxy. We know of no other business which will come before the meeting for action. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

                                   APPENDIX A

                       TANGER FACTORY OUTLET CENTERS, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


1.   PURPOSE. The purpose of the Audit Committee (the "Committee") shall be to:

A. Assist the Board in fulfilling its oversight of 1. the integrity of the Company's financial statements; 2. the Company's compliance with legal and regulatory requirements; 3. the qualifications and independence of the Company's independent auditors; and 4. the performance of the Company's independent auditors and the Company's internal audit function.

B. Prepare any audit committee reports required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

         Notwithstanding  the foregoing,  the Committee's  responsibilities  are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditors are responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements in accordance with Statement of Auditing Standards No. 100. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditors) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

         Further, auditing literature, particularly Statement of Auditing Standards No. 100, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter, unless otherwise specified, is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

2.   STRUCTURE AND OPERATIONS

A.   Composition and Qualifications

     1. The Committee shall be comprised of at least three directors, each of whom the Board has determined has no material relationship with the Company and each of whom is otherwise "independent"under the rules of the New York Stock Exchange ("NYSE") and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the "Exchange Act"). Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

     2. Each member of the Committee must be "financially literate" (or become so within a reasonable period of time after his or her appointment to the Committee). Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member must have "accounting or related financial management expertise" as each such qualification is interpreted by the Board in its business judgment. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an "audit committee financial expert."

     3. No member of the Committee may serve on the audit committee of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee and discloses that determination in the Company's annual proxy statement.

     B.   Appointment and Removal

          Members shall be appointed by the Board based on nominations by the Company's Nominating and Corporate Governance Committee and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

     C.   Chairman

          The Board shall designate one member of the Committee as its chairperson. If the Board does not designate a chairperson, the members of the Committee shall designate a Chairman by the majority vote of the Committee membership.

     D.   Compensation

          A member of the Committee shall not receive from the Company or any of its subsidiaries any consulting, advisory or other compensatory fee other than for service as a member of the Board, the Committee or any other Board committee that would cause such member not to be "independent" for purposes of serving on the Committee under the requirements of federal law or the rules of the NYSE. Dividends paid on all shares of a class of stock or other investment income and reimbursements for bona fide expenses shall not be deemed compensatory income.

     3.   MEETINGS

          The Committee chairperson (or in his or her absence, a member designated by the chairperson) shall preside at each meeting of the Committee and set the agenda for the meeting. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

          The Committee shall meet at least quarterly, or more frequently if the Committee deems it desirable, to discuss with the Company's management and independent auditors the Company's annual audited financial statements and quarterly financial statements, as applicable, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

          Periodically, the Committee should meet separately with management, with the director of the Company's internal auditing department and with the Company's independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

          All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. In its discretion, the Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

          Members of the Committee may participate in a meeting of the Committee through or by the use of any means of communication by which all members participating may simultaneously hear each other during the meeting.

     4.   DUTIES AND RESPONSIBILITIES

          To carry out its purposes, the Committee shall have the duties and responsibilities described in this Section 3.

     A.   Independent Auditors

               1. To be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Committee.

               2. To be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Committee.

               3. To approve in advance, or to adopt appropriate procedures to approve in advance, all audit and non-audit services to be provided by the independent auditors.

               4. To obtain and review, at least annually, a formal written statement containing (a) a report by the independent auditors describing the auditors' internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues, (b) to assess the auditors' independence, all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board Standard No. 1 and (c) whether the independent auditor is in compliance with the SEC partner rotation requirements.

               5. To obtain and review, at least annually, a formal written statement from the independent auditors of the fees billed to the Company by the independent auditors in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

               6. To obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing (A) all critical accounting policies and practices used, (B) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.

               7. To consider from the information provided pursuant to this Section A and such other information as the Committee deems relevant the impact that any relationships between the auditor and the Company or non-audit services provided by the auditor may have on the objectivity and independence of the auditor and whether, to insure continued auditor independence, there should be a regular rotation of the annual audit among independent auditing firms.

          B.   Internal Audit.

               1. to review the appointment and replacement of the director of the internal auditing department.

               2. to obtain and review summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto.

               3. to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

               4. to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          C.   Accounting Principles and Policies.

               1. to obtain from management,  the internal  auditing  department and the independent auditors a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting.

               2. to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards.

          D.   Financial Reporting Process

               1. To review with management, the internal auditor and the independent auditors:

                    (a) the scope of the annual audit, the procedures to be followed and the staffing of the audit;

                    (b) the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

                    (c) any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements. Among the items the Committee should consider reviewing are (a) any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); (b) any communications between the audit team and the independent auditors' national office respecting auditing or accounting issues presented by the engagement; and (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

                    (d) any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

                    (e) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

                    (f) the form of opinion the independent auditors propose to render to the Board and shareholders;

                    (g) as appropriate: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

               2. to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

               3. Based upon the discussions, reviews and disclosures provided for herein, to determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

E.   Legal/Compliance

               1. to discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

G.   Reporting and Recommendations

               1. to prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

               2. to review this Charter at least annually and recommend any changes to the full Board of Directors;

               3. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

               4. to prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

H.   Other

               1. to discuss and review the type and presentation of information to be included in earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information);

               2. to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;

               3. to discuss with management the Company's policies with respect to risk assessment and risk management, the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

               4. to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

               5. to review and discuss any reports concerning a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "material violation") submitted to it by Company attorneys or outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise. The Committee shall have the authority and responsibility :

               (a) To inform the Company's chief legal officer and chief executive officer of any report of evidence of a material violation;

               (b) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to :

                    (i)  Notify the full Board;

                    (ii) Initiate  an  investigation,  which  may  be  conducted either by the chief legal officer or by outside attorneys; and

                    (iii)Retain  such   additional   expert   personnel  as  the
                         Committee deems necessary.

               (c)  At the conclusion of any such investigation, to:

                    (i) Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and

                    (ii) Inform the chief legal officer, chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

               (d) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement any appropriate response that the Committee has recommended the Company take.

               6. to establish hiring policies for employees or former employees of the independent auditors.

5.   DELEGATION TO SUBCOMMITTEE

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to approve in advance any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

6.   RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

     The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

     (1)  Compensation  to  the  independent   auditors  and  any  other  public
          accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     (2)  Compensation of any experts or advisers employed by the Committee;

     (3) Compensation for the Company's regular legal counsel or other advisers of the Company; and

     (4) Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.


[Adopted 2-24-04]

                                   APPENDIX B

                  THE AMENDED AND RESTATED INCENTIVE AWARD PLAN
                                       OF
                     TANGER FACTORY OUTLET CENTERS, INC. AND
                      TANGER PROPERTIES LIMITED PARTNERSHIP


         Tanger Factory Outlet Centers, Inc., a corporation organized under the laws of the state of North Carolina (the "Company"), adopted the Stock Option Plan for Directors and Executive and Key Employees of Tanger Factory Outlet Centers, Inc., (the "Plan") on May 28, 1993. The Plan has subsequently been amended from time to time. Tanger Properties Limited Partnership, a partnership organized under the laws of the state of North Carolina (the "Partnership") adopted the Partnership Unit Option Plan for Employees of Tanger Properties Limited Partnership (the "Unit Option Plan") on May 28, 1993, which plan has also subsequently been amended from time to time. In order to conform the Plan document to such amendments, to further amend the Plan in certain respects, and to merge the Unit Option Plan into the Plan, the Plan has been amended, restated and renamed and adopted by the Company and the Partnership, effective as of May 14, 2004. This Amended and Restated Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership constitutes a complete amendment and restatement of the Plan in its entirety and a continuation of the Plan. The Plan shall also serve as the successor to the Unit Option Plan and no further options shall be granted under the Unit Option Plan after May 14, 2004. All options outstanding under the Unit Option Plan on such date shall be thereafter treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of Units or Common Shares.

The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company and the Partnership by providing additional incentives to directors and employees of the Company, the Partnership and their subsidiaries, who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Shares and thus to benefit directly from such growth, development and financial success.

     (2) To enable the Company, the Partnership and their subsidiaries to obtain and retain the services of the types of professional, technical and managerial employees and directors considered essential to the long range success of the Company by providing and offering them an opportunity to own Common Shares and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.
                                   DEFINITIONS

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1       Administrator

         "Administrator"  shall  mean  the  entity  that  conducts  the  general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.2.

Section 1.2       Award

     "Award" shall mean an Option, a Restricted Share award, a Performance Award, a Dividend Equivalents award, a Deferred Share award or a Share Payment award which may be awarded or granted under the Plan (collectively, "Awards").

Section 1.3       Award Agreement

         "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company, the Partnership or a Subsidiary, as applicable, and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

Section 1.4       Award Limit

         "Award Limit" shall mean (a) with respect to Options, 180,000 Common Shares; (b) with respect to Performance Awards and Dividend Equivalents, $1,000,000; and (c) with respect to all other Awards, 60,000 Common Shares, in each case as adjusted pursuant to Section 10.3.

Section 1.5       Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.6       Change in Control

         "Change in Control" shall mean:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding Common Shares (the "Outstanding Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
Section 1.6; or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination)
beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Plan, the Partnership Units shall be treated as, and aggregated with, the Common Shares and/or the Outstanding Company Voting Securities to the extent such Partnership Units are convertible into Common Shares or voting securities, respectively.

Section 1.7       Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.8       Committee

         "Committee" shall mean the Share and Unit Option Committee of the Board, appointed as provided in Section 9.1.

Section 1.9       Common Shares

        "Common Shares" shall mean the common shares of the Company, par value $0.01 per share.

Section 1.10      Company

        "Company" shall mean Tanger Factory Outlet Centers, Inc., a North Carolina corporation.

Section 1.11      Company Employee

         "Company Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

Section 1.12      Company Subsidiary

         "Company Subsidiary" shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (iii) any other entity not described in clauses
(i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries; provided, however, that "Company Subsidiary" shall not include the Partnership or any Partnership Subsidiary.

Section 1.13      Deferred Shares

         "Deferred Shares" shall mean Common Shares awarded under Article VIII of the Plan.

Section 1.14      Director

         "Director" shall mean a member of the Board.

Section 1.15      Dividend Equivalent

         "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Shares) of dividends paid on Common Shares, awarded under Article VIII.

Section 1.16      Employee

         "Employee" shall mean any Company Employee or Partnership Employee.

Section 1.17      Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.18      Fair Market Value

         "Fair Market Value" of a Common Share as of a given date shall be (i) the closing price of the Common Shares, on the principal exchange on which Common Shares are trading, on the trading day previous to such date, or, if Common Shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; (ii) if such Common Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, (A) the last sales price (if the Common Shares are then listed as National Market Issue under the Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices for the Common Shares on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if such Common Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the fair market value of a Common Share as established by the Administrator acting in good faith.

Section 1.19      Holder

         "Holder" shall mean a person who has been granted or awarded an Award.

Section 1.20      Incentive Share Option

         "Incentive Share Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Share Option by the Administrator.

Section 1.21      Independent Director

         "Independent Director" shall mean a member of the Board who is not an Employee.

Section 1.22      Non-Qualified Share Option

         "Non-Qualified Share Option" shall mean an Option which is not designated as an Incentive Share Option by the Administrator.

Section 1.23      Option

         "Option"  shall mean an option to purchase  Common Shares granted under
Article IV of this Plan. An Option granted under this Plan shall, as determined by the Administrator, be either a Non-Qualified Share Option or an Incentive Share Option; provided, however, that Options granted to Independent Directors and to individuals other than Company Employees shall be Non-Qualified Share Options.

Section 1.24      Partnership

         "Partnership" shall mean Tanger Properties Limited Partnership, a partnership organized under the laws of the state of North Carolina.

Section 1.25      Partnership Agreement

         "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Tanger Properties Limited Partnership, dated as of December 30, 1999, as the same may be amended, modified or restated from time to time.

Section 1.26      Partnership Employee

         "Partnership   Employee"   shall  mean  any  employee  (as  defined  in
accordance with Section 3401(c) of the Code) of the Partnership or of any Partnership Subsidiary.

Section 1.27      Partnership Holder Purchased Shares

         "Partnership Holder Purchased Shares" shall have the meaning set forth in Section 6.4.

Section 1.28      Partnership Purchase Price

         "Partnership  Purchase  Price"  shall  have the  meaning  set  forth in
Section 6.4.

Section 1.29      Partnership Purchased Shares

         "Partnership  Purchased  Shares"  shall have the  meaning  set forth in
Section 6.4.

Section 1.30      Partnership Subsidiary

         "Partnership Subsidiary" shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and
(iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

Section 1.31      Partnership Unit; Unit

         "Partnership Unit" shall have the meaning ascribed to such term in the Partnership Agreement and may be referred to herein as a "Unit".

Section 1.32      Performance Award

         "Performance Award" shall mean a cash bonus, share bonus or other performance or incentive award that is paid in cash, Common Shares or a combination of both, awarded under Article VIII of this Plan.

Section 1.33      Performance Criteria

         "Performance Criteria" shall mean (a) the following business criteria with respect to the Company, the Partnership or any Subsidiary or any division or operating unit of either of them: (i) net income; (ii) pre-tax income; (iii) operating income; (iv) cash flow; (v) earnings per share; (vi) return on equity;
(vii) return on invested  capital or assets;  (viii) cost reductions or savings;
(ix) funds from operations; (x) appreciation in the Fair Market Value of a Common Share; (xi) total return performance on Common Shares as reported in the Company's annual proxy statement; (l) operating profit; (m) working capital; and
(n) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided, that each of the business criteria described in subsections (a) through (n) shall be determined in accordance with generally accepted accounting principles ("GAAP"); and (b) the following objective performance criteria as applied to any Employee: (i) lease renewals;
(ii) occupancy rates; (iii) average tenant sales per square foot; and (iv) rental rates. For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) and (b) for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence; (B) related to the disposal of a segment of a business; (C) related to a change in accounting principles under GAAP; (D) related to discontinued operations that do not qualify as a segment of a business under GAAP; (E) attributable to the business operations of any entity acquired by the Company or the Partnership during the fiscal year and (F) reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company's Exchange Act reports.

Section 1.34      Plan

         "Plan" shall mean The Amended and Restated Incentive Award Plan of Tanger Factory Outlet Centers, Inc. and Tanger Properties Limited Partnership.

Section 1.35      REIT

         "REIT" shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

Section 1.36      Restricted Share

         "Restricted Share" shall mean a Common Share awarded under Article VII.

Section 1.37      Rule 16b-3
         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.38      Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.39      Section 162(m) Participant

         "Section 162(m) Participant" shall mean any Employee designated by the Administrator as an individual whose compensation for the fiscal year of such designation or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.40      Share Payment

         "Share Payment" shall mean (a) a payment in the form of Common Shares, or (b) an option or other right to purchase Common Shares, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or Independent Director in cash, awarded under Article VIII of the Plan.

Section 1.41      Subsidiary

       "Subsidiary" shall mean any Company Subsidiary or Partnership Subsidiary.

Section 1.42      Termination of Directorship

         "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

Section 1.43      Termination of Employment

         "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company, the Partnership or any Subsidiary of either of them is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of such Holder by the Company, the Partnership or any Subsidiary of either of them, (ii) at the discretion of the Administrator, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Administrator, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company, the Partnership or any Subsidiary of either of them with the former employee. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an Employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.


                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1       Shares Subject to Plan

     (a) Subject to Section 2.2 and adjustment pursuant to Section 10.3, the aggregate number of Common Shares (or Units) which may be issued with respect to Awards under the Plan shall not exceed 3,000,000. Such limitation shall be reduced by one for each Unit issued pursuant to the exercise of options granted under the Unit Option Plan. The Common Shares issuable with respect to Awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of Common Shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

Section 2.2       Share Counting

         Notwithstanding Section 2.1(a): (i) the Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of Common Shares actually delivered differs from the number of shares previously counted in connection with an Award; (ii) Common Shares that are potentially deliverable under any Award that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Holder will not be counted as delivered under the Plan;
(iii) Common Shares that have been issued in connection with any Award (e.g., Restricted Shares) that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards; and
(iv) Common Shares withheld in payment of the exercise price or taxes relating to any Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to any Award shall be deemed to constitute shares not delivered to the Holder and shall be deemed to be available for Awards under the Plan; provided, however, that, no shares shall become available pursuant to this Section 2.2 to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to shareholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company, the Partnership or any Subsidiary, Common Shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 2.2 shall apply to the share limit imposed to conform to the regulations promulgated under the Code with respect to Incentive Share Options only to the extent consistent with applicable regulations relating to Incentive Share Options under the Code. Because shares will count against the number reserved in Section 2.1 upon delivery, the Administrator may, subject to the share counting rules under this Section 2.2, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. For purposes of this Section 2.2, Units under options granted under the Unit Option Plan will be treated as, and aggregated with, Common Shares.

                                  ARTICLE III.
                               GRANTING OF AWARDS

Section 3.1       Award Agreement

         Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

Section 3.2       Provisions Applicable to Section 162(m) Participants

     (a) The Committee, in its discretion, may determine whether or not an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, grant any Award to a Section 162(m) Participant, including Restricted Shares the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria, and any performance or incentive award described in
Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c)  To  the  extent   necessary  to  comply  with  the   performance-based
compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII or VIII to a Section 162(m) Participant which is intended by the Committee to qualify as performance-based compensation, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. Except as otherwise provided by any written agreement between the Company and any applicable Holder, in determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and which is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 3.3       Limitations Applicable to Section 16 Persons

         Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Section 3.4       Consideration

         In consideration of an Award under the Plan, the Holder shall agree, in the written Award Agreement, to remain in the employ of (or to serve as a Director of, as applicable) the Company, the Partnership or a Subsidiary for a period of one year from the date of Award grant (or, in the case of a Director, until the next annual meeting of shareholders of the Company), or such shorter period as may be fixed by the Administrator in the Award Agreement or by action of the Administrator following grant of the Award.

Section 3.5       At-Will Employment

         Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company, the Partnership or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company, the Partnership or any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company, the Partnership or any Subsidiary.

                                  ARTICLE IV.
                               GRANTING OF OPTIONS

Section 4.1       Eligibility

         Any Employee selected by the Committee pursuant to Section 4.3(a)(i) shall be eligible to be granted an Option. Any Independent Director selected by the Board pursuant to Section 4.3(b)(i) shall be eligible to be granted an Option.

Section 4.2       Qualification of Incentive Share Options

         No Incentive Share Option shall be granted to any person who is not a Company Employee.

Section 4.3       Granting of Options

          (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

               (i) Select from among the Employees (including Employees who have previously received Awards) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit,  determine  the number of shares to be subject to such Options granted to the selected Employees;

               (iii)Subject to Section 4.2,  determine  whether such Options are to be Incentive Share Options or Non-Qualified Share Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv) Determine   the  terms  and   conditions  of  such  Options,
                    consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) The Board shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

               (i) Determine which Independent Directors (including Independent Directors who have previously received Options) such of them as in its opinion should be granted Options; and

               (ii) Determine   the  terms  and   conditions  of  such  Options,
                    consistent with this Plan.

          (c) Upon the selection of an Employee or Independent Director to be granted an Option, the Administrator shall instruct the Secretary to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                                   ARTICLE V.
                                TERMS OF OPTIONS

Section 5.1       Exercise Price

         The exercise price per share of the shares subject to each Option shall be set by the Administrator in its discretion; provided, however, that such price shall be no less than the Fair Market Value of a Common Share on the date the Option is granted, and, in the case of Incentive Share Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a Common Share on the date the Option is granted.

Section 5.2       Option Term

         The term of an Option shall be set by the Administrator in its discretion; provided, however, that (i) in the case of Incentive Share Options, the term shall not be more than ten (10) years from the date the Incentive Share Option is granted, or five (5) years from such date if the Incentive Share Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Share Options, the Administrator may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Directorship, or amend any other term or condition of such Option relating to such a termination.

Section 5.3       Option Vesting

     (a)  The period during which the right to exercise an Option in whole or in part vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship shall thereafter become exercisable, except as may be otherwise provided by the Administrator (other than with respect to Options granted to Independent Directors) either in the Award Agreement or by action of the Administrator following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the
          Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Share Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of shares shall be determined as of the time the option with respect to such shares is granted.

     (d) In the event of a Change in Control, each Option granted to an Independent Director or to an Employee shall be exercisable as to all shares covered thereby immediately prior to the consummation of such Change in Control and subject to such consummation, notwithstanding anything to the contrary in this Section 5.3 or the vesting schedule of such Option.

                                  ARTICLE VI.
                               EXERCISE OF OPTIONS

Section 6.1       Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 6.2       Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary or his office prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Award Agreement:

     (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

     (b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any  other  federal  or  state  securities  laws or  regulations.  The
          Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c)  In the event that the Option  shall be  exercised  pursuant to Section
          10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of Common Shares owned by the Holder, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of Common Shares then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to Common Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii),
          (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company, the Partnership or any Subsidiary when or where such loan or other extension of credit is prohibited by law, and payment in the manner prescribed by the preceding sentences shall not be permitted to the extent that the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

Section 6.3     Transfer of Shares to a Company Employee or Independent Director


         As soon as  practicable  after  receipt  by the  Company,  pursuant  to
Section 6.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee or Independent Director was issued to and is held by such Holder in such capacity), or portion thereof, is exercised by a Holder who is a Company Employee or Independent Director, then, with respect to each such exercise, the Company shall transfer to the Holder the number of shares equal to

          (a) The amount of the payment made by the Holder to the Company pursuant to Section 6.2(d), divided by

          (b) The price per share of the shares subject to the Option as determined pursuant to Section 5.1.

Section 6.4       Transfer of Shares to a Partnership Employee

         As soon as  practicable  after  receipt  by the  Company,  pursuant  to
Section 6.2(d), of payment for the shares with respect to which an Option (which was issued to and is held by a Partnership Employee in such capacity), or portion thereof, is exercised by a Holder who is a Partnership Employee, then, with respect to each such exercise:

          (a) the Company shall transfer to the Holder the number of shares equal to (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) divided by (B) the Fair Market Value of a share of Common Stock at the time of exercise (the "Partnership Holder Purchased Shares");

          (b) the Company shall sell to the Partnership the number of shares (the "Partnership Purchased Shares") equal to the excess of (i) the amount obtained by dividing (A) the amount of the payment made by the Holder to the Company pursuant to Section 6.2(d) by (B) the price per share of the shares subject to the Option as determined pursuant to Section 5.1, over
     (ii) the number of Partnership Holder Purchased Shares. The price to be paid by the Partnership to the Company for the Partnership Purchased Shares (the "Partnership Purchase Price") shall be an amount equal to the product of (x) the number of Partnership Purchased Shares and (y) the Fair Market Value of a share of Common Stock at the time of the exercise; and

          (c) as soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, the Partnership shall transfer such shares to the Holder at no additional cost, as additional compensation.

Section 6.5       Transfer of Payment to the Partnership

         As soon as practicable after receipt by the Company of the amounts described in Sections 6.2(d) and 6.4(b), the Company shall contribute to the Partnership an amount of cash equal to such payments and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

Section 6.6       Conditions to Issuance of Share Certificates

         Neither the Company nor the Partnership shall be required to issue or deliver any certificate for Common Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such series or class of shares is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company or the Partnership of full payment for such shares, including payment of any applicable withholding tax.

Section 6.7       Rights as Shareholders

         The Holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company or the Partnership to such Holders.

Section 6.8       Ownership and Transfer Restrictions

         The Administrator, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement or other written agreement between the Company and the Holder and may be referred to on the certificates evidencing such shares.

                                  ARTICLE VII.
                           AWARD OF RESTRICTED SHARES

Section 7.1       Eligibility

         Subject to the Award Limit, Restricted Shares may be awarded to any Employee or Independent Director.

Section 7.2       Award of Restricted Shares

          (a) The Administrator may from time to time, in its sole discretion:

               (i) Select from among Employees and Independent Directors (including Employees and Independent Directors who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Shares; and

               (ii) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Employees of the Partnership or any Partnership Subsidiary, the mechanism for the transfer of the Restricted Shares and payment therefor, and any surrender of such Restricted Shares pursuant to
          Section 7.4) applicable to such Restricted Shares, consistent with the Plan.

          (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Shares; provided, however, that such purchase price, if any, shall be no less than the par value of the Common Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of a Restricted Share.

          (c) Upon the selection of an Employee or Independent Director to be awarded Restricted Shares, the Administrator shall instruct the Secretary to issue such Restricted Shares and may impose such conditions on the issuance of such Restricted Shares as it deems appropriate.

Section 7.3       Rights as Shareholders

         Subject to Section 7.4, upon delivery of the Restricted Shares to the Holder or the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Shares shall be subject to the restrictions set forth in Section 7.4.

Section 7.4       Restriction

         All Restricted Shares issued under the Plan (including any shares received by holders thereof with respect to Restricted Shares as a result of share dividends, share splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, the Partnership or any Subsidiary or performance of the Company, the Partnership or a Subsidiary or individual performance; provided, however, that, except with respect to Restricted Shares granted to Section 162(m) Participants, by action taken after the Restricted Shares are issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Shares may not be sold or encumbered until all restrictions are terminated or expire. Except as otherwise provided by any written agreement between the Company, the Partnership or any Subsidiary, as applicable, and any applicable Holder, if no cash consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Shares shall lapse, and such Restricted Shares shall be surrendered to the Company, the Partnership or the Subsidiary, as applicable, without consideration, upon a Termination of Employment or Termination of Directorship.

Section 7.5       Repurchase of Restricted Shares

         Except as otherwise provided by the individual Award Agreement, the Company, the Partnership or a Subsidiary shall have the right to repurchase from the Holder the Restricted Shares then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Directorship, at a cash price per share equal to the lesser of
(i) the Fair Market Value of a Common Share on the date of Termination of Employment or Termination of Directorship, as applicable, and (ii) the price per share paid by the Holder for such Restricted Shares.

Section 7.6       Escrow

         Except as otherwise provided in any Award Agreement, the Secretary or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Shares until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 7.7       Legend

         In order to enforce the restrictions imposed upon Restricted Shares hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all Restricted Shares that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                 ARTICLE VIII.
                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED SHARES, SHARE PAYMENTS

Section 8.1       Eligibility

         Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Shares and/or Share Payments may be granted to any Employee or Director whom the Administrator determines should receive such an Award.

Section 8.2       Performance Awards

          (a) Any Employee or Independent Director selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Independent Director.

(b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of generally accepted accounting principles.

Section 8.3       Dividend Equivalents

(a) Any Employee or Independent Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Shares, to be credited as of dividend payment dates, during the period between the date an Award is granted and the date such Award is exercised, vests or expires, or for such other period, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Common Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator.

(b) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

Section 8.4       Share Payments

         Any Employee or Independent Director selected by the Administrator may receive Share Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Administrator, determined on the date such Share Payment is made or on any date thereafter.

Section 8.5       Deferred Shares

         Any Employee or Independent Director selected by the Administrator may be granted an award of Deferred Shares in the manner determined from time to time by the Administrator. The number of Deferred Shares shall be determined by the Administrator and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Shares underlying a Deferred Share award will not be issued until the Deferred Share award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Shares shall have no rights as a Company shareholder with respect to such Deferred Shares until such time as the Award has vested and the Common Shares underlying the Award have been issued.

Section 8.6       Term

         The term of a Performance Award, Dividend Equivalent, award of Deferred Shares and/or Share Payment shall be set by the Administrator in its discretion.

Section 8.7       Exercise or Purchase Price

         The Administrator may establish the exercise or purchase price of a Performance Award, Deferred Share award or shares received as a Share Payment; provided, however, that such price shall not be less than the par value of a share of Common Share, unless otherwise permitted by applicable state law.

Section 8.8       Exercise Upon Termination of Employment or Termination of
Directorship

         A Performance Award, Dividend Equivalent, award of Deferred Shares and/or Share Payment is exercisable or payable only while the Holder is an Employee or Independent Director, as applicable; provided, however, that, except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Shares and/or Share Payment may be exercised or paid subsequent to a Termination of Employment or Termination of Directorship, or following a Change in Control, or because of the Holder's retirement, death or disability, or otherwise.

Section 8.9       Form of Payment

         Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Shares or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Shares, it shall be made subject to satisfaction of all provisions of
Section 6.6.

                                  ARTICLE IX.
                                 ADMINISTRATION

Section 9.1       Share and Unit Option Committee

         The Share and Unit Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee and each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

Section 9.2       Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Award Agreements and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules.

Any such interpretations and rules with respect to Incentive Share Options shall be consistent with the provisions of Section 422 of the Code. The Committee shall have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; provided, however, that without the approval of the shareholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lower exercise price without the approval of the shareholders of the Company. Grants or Awards under the Plan need not be the same with respect to each Holder. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

Section 9.3       Majority Rule

         The Committee shall act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 9.4       Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                   ARTICLE X.
                            MISCELLANEOUS PROVISIONS

Section 10.1      Not Transferable

          (a) Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or, with the consent of the Administrator, pursuant to a transfer to the spouse and/or lineal descendants of the Holder and/or to a trust, partnership or other entity the sole beneficiaries, partners or other members of which are such Holder's spouse and/or lineal descendants, unless and until such Awards have been exercised, or the shares underlying such Awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b) During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to the foregoing paragraph. After the death of the Holder (or transferee), any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement or other agreement, be exercised by the personal representative of, or by any person empowered to do so under, the deceased Holder's (or transferee's) will or under the then applicable laws of descent and distribution.

Section 10.2      Amendment, Suspension or Termination of this Plan

         The plan will expire on, and no Award may be granted pursuant to the Plan after, May 14, 2014; and any Award outstanding on such date shall remain in force according to the terms of the applicable Award Agreement. In addition, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 10.3), (ii) permits the Administrator to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Awards may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's shareholders and if such approval is not obtained all Awards granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void. No amendment, suspension or termination of this Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Awards theretofore granted, unless the Award Agreement itself otherwise expressly so provides. No Award may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Share Option be granted under this Plan after May 28, 2003.

Section 10.3 Changes in Common Shares or Assets of the Company; Acquisition or Liquidation of the Company and Other Corporate Events

          (a) Subject to Section 10.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, reclassification, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Change in Control), or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                    (i) The number and kind of Common Shares (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

                    (ii) The number and kind of Common Shares (or other securities or property) subject to outstanding Awards; and

                    (iii) The grant or exercise price with respect to any Award.

          (b) Subject to Section 10.3(d), except as otherwise provided in any Award Agreement, in the event of any transaction or event described in
     Section  10.3(a) or any  unusual  or  nonrecurring  transactions  or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate thereof (including, without limitation, any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the applicable Award Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                    (ii) To provide that the Award cannot vest,  be exercised or become payable after such event;

                    (iii) To provide that such Award shall be  exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                    (iv) To provide that such Award be assumed by the  successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                    (v) To make  adjustments  in the  number  and type of Common
               Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Shares or Deferred Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

                    (vi) To provide that,  for a specified  period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all Restricted Shares or Deferred Shares may be terminated, and, in the case of Restricted Shares, some or all of such Restricted Shares may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

     (c) Subject to Sections 3.2, 3.3 and 10.3(d), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of Common Shares subject to any Award shall always be rounded to the next whole number.

     (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of shares or of options, warrants or rights to purchase shares or of bonds, debentures, preferred or prior preference shares whose rights are superior to or affect the Common Shares or the rights thereof or which are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10.4      Approval of Plan by Shareholders.

         The Plan will be submitted for the approval of the Company's shareholders after the date of the Board's initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of Common Shares issuable under the Plan will be submitted for the approval of the Company's shareholders after the date of the Board's adoption of such amendment. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the shareholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the Company's shareholders previously approved the Performance Criteria.

Section 10.5      Tax Withholding

         The Company or the Partnership, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company or the Partnership, as applicable, withhold Common Shares otherwise issuable under such Award (or allow the return of Common Shares) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of Common Shares which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such Common Shares were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of Common Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

Section 10.6      Loans

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Shares or Deferred Shares awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, no loan shall be made to an Employee under this Section to the extent such loan shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by Section 13(k) of the Exchange Act or other applicable law. In the event that the Committee determines in its discretion that any loan under this Section may be or will become prohibited by Section 13(k) of the Exchange Act or other applicable law, the Committee may provide that such loan shall be immediately due and payable in full and may take any other action in connection with such loan as the Committee determines in its discretion to be necessary or appropriate for the repayment, cancellation or extinguishment of such loan.

Section 10.7      Effect of Plan Upon Options and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, the Partnership or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, the Partnership or any Subsidiary (i) to establish any other forms of incentives or compensation for Employees or Independent Directors or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, securities or assets of any corporation, partnership, limited liability company, firm or association.

Section 10.8      Section 83(b) Election Prohibited

         No Holder may make an election under Section 83(b) of the Code, or any successor section thereto, with respect to any award or grant under the Plan without the consent of the Administrator, which the Administrator may grant or withhold at its sole discretion.

Section 10.9      Grants of Awards to Certain Employees

         The Company, the Partnership and any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which Common Shares and/or payment therefor may be exchanged or contributed between the Company and such other party, or may be returned to the Company upon any forfeiture of Common Shares by the Holder, for the purpose of ensuring that the relationship between the Company and the Partnership or such Subsidiary remains at arm's-length.

Section 10.10 Restrictions on Awards

         This Plan shall be interpreted and construed in a manner consistent with the Company's status as a REIT. No Award shall be granted or awarded, and with respect to an Option already granted under the Plan, such Option shall not be exercisable:

     (a) to the extent such Award or Option exercise could cause the Holder to be in violation of the Ownership Limit (as defined in the Company's Articles of Incorporation, as amended from time to time); or

     (b) if, in the discretion of the Administrator, such Award or Option exercise could result in income to the Company which, when considered in light of the Company's other income, could cause the Company to fail to satisfy the gross income limitations set forth in Code Section 856(c) or otherwise impair the Company's status as a REIT.

Section 10.11     Compliance with Laws

         The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Common Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith; provided, however, that the foregoing shall not relieve the Company of its obligations under any Award. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 10.12     Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 10.13     Governing Law

         This  Plan  and  any  agreements   hereunder  shall  be   administered,
interpreted and enforced under the internal laws of the state of North Carolina without regard to conflicts of laws thereof.

Section 10.14     Conflicts

         Notwithstanding any other provision of the Plan, no Holder shall acquire or have any right to acquire any Common Shares, and shall not have other rights under the Plan, which are prohibited under the Company's Articles of Incorporation, as amended from time to time.

                                       B21

IN WITNESS WHEREOF, the parties below have caused the foregoing Plan to be approved by their officers duly authorized on April ___, 2004.

                    TANGER FACTORY OUTLET CENTERS, INC.
                    a North Carolina corporation


                    By:
                       ---------------------------------------------------------
                            Stanley K. Tanger
                            Chief Executive Officer



                    TANGER PROPERTIES LIMITED PARTNERSHIP
                    a North Carolina limited partnership

                    By:     Tanger GP Trust
                            a Maryland business trust

                            Its General Partner


                            By:
                                ------------------------------------------------
                                     Stanley K. Tanger
                                     Chairman of the Board

                            [FRONT SIDE OF CARD]

                                      PROXY

                       TANGER FACTORY OUTLET CENTERS, INC.

             Appointment of Proxy for Annual Meeting on May 14, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of TANGER FACTORY OUTLET CENTERS, INC., a North Carolina corporation, hereby constitutes and appoints Stanley K. Tanger and Rochelle G. Simpson, and each of them, proxies with full power of substitution to act for the undersigned and to vote the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of such corporation on May 14, 2004, and at any adjournment or adjournments thereof, as instructed on the reverse side upon the proposals which are more fully set forth in the Proxy Statement of Tanger Factory Outlet Centers, Inc. dated April 12, 2004 (receipt of which is acknowledged) and in their discretion upon any other matters as may properly come before the meeting, including but not limited to, any proposal to adjourn or postpone the meeting. Any appointment of proxy heretofore made by the undersigned for such meeting is hereby revoked.

Tanger Factory Outlet Centers, Inc. recommends a vote FOR all Nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3.



(SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      (SEE REVERSE
   SIDE)                                                               SIDE)

                               [BACK SIDE OF CARD]

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X]  Please mark
     votes as
     in this example.

The shares represented hereby will be voted in accordance with the directions given in this appointment of proxy. If not otherwise directed herein, shares represented by this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3; provided however, shares held by a broker or nominee who has not received specific voting instruction from the beneficial owner will not be voted FOR or AGAINST Proposal 2 and Proposal 3.

1.   To elect Directors to serve for the ensuing year.
     Nominees:
         (1) Stanley K. Tanger,      (2) Steven B. Tanger,  (3) Jack Africk,
         (4) William G. Benton and   (5) Thomas E. Robinson

      FOR                           WITHHELD
      ALL                           FROM ALL
    NOMINEES  [     ]      [     ]  NOMINEES


      [  ]
           ----------------------------------------
           For all nominees except as written above


2. To ratify the Amended and Restated Incentive Award Plan in order to add restricted shares and other share-based grants to the plan, to reflect the merger of the unit option plan of the Operating Partnership into the plan and to amend the plan in certain other respects.

                FOR    AGAINST    ABSTAIN
                [ ]    [ ]        [ ]

3. To ratify the increase, from 2,250,000 to 3,000,000, in the aggregate number of Common Shares which may be issued under the Incentive Award Plan.

                FOR    AGAINST    ABSTAIN
                [ ]    [ ]        [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]






PLEASE SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.



Signature:                Date:        Signature:               Date:
          ---------------      -------           ---------------     -------